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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                OCTOBER 24, 2000
                Date of Report (Date of earliest event reported)


                             HEWLETT-PACKARD COMPANY
             (Exact name of Registrant as specified in its charter)


  Delaware                   1-4423                     94-1081436
(State of              (Commission File No.)          (IRS Employer
Incorporation)                                      Identification No.)


                    3000 HANOVER STREET, PALO ALTO, CA 94304
          (Address of principal executive offices, including zip code)


                                 (650) 857-1501
              (Registrant's telephone number, including area code)


Item 5.  Other Events

                  On October 24, 2000, Hewlett-Packard Company ("HP") and Bluestone Software, Inc. ("Bluestone") announced the companies have reached a definitive agreement under which HP will acquire Bluestone in a stock-for-stock strategic transaction. Under the terms of the agreement, Bluestone shareowners will receive 0.2433 pre-split shares of HP common stock. The transaction is intended to be tax-free to Bluestone's shareowners and to be accounted for as a purchase. The completion of the transaction is subject to closing conditions and the approval of Bluestone shareowners.

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Upon completion of the transaction, Bluestone will become a wholly owned subsidiary of HP.


         (c) Exhibits

         The following Exhibits are filed as part of this report:

99.1 Joint Press Release of Hewlett-Packard Company and Bluestone Software, Inc., dated October 24, 2000.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HEWLETT-PACKARD COMPANY
                                            (Registrant)

Date: October 25, 2000                      By: /s/ Charles N. Charnas
                                                --------------------------
                                                Assistant Secretary and
                                                Senior Managing Counsel


                                  EXHIBIT INDEX

99.1 Joint Press Release of Hewlett-Packard Company and Bluestone Software, Inc., dated October 24, 2000.









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